UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 20, 2014

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code        (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 20, 2014, Constellation Brands, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to that certain Third Amended and Restated Credit Agreement dated as of May 28, 2014 (the “2014 Credit Agreement”) by and among the Company, CIH International S.à r.l., an indirect wholly owned subsidiary of the Company organized under the laws of Luxembourg (“CIH” and together with the Company, the “Borrowers”), CI Cerveza S.à r.l., an indirect wholly owned subsidiary of the Company organized under the laws of Luxembourg, certain of the Company’s subsidiaries as guarantors (the “Guarantors”) of the Borrowers’ obligations under the 2014 Credit Agreement, Bank of America, N.A., as administrative agent (the “Administrative Agent”), and certain other lenders party to the Amendment (the “Lenders”).

The Amendment was entered into primarily to reduce the interest applicable to the $992.5 million European Term B loan facility under the 2014 Credit Agreement (the “European Term B Facility”), by removing the provisions imposing certain minimums, or floors, used in the calculation of the interest rate on the European Term B Facility. Prior to the Amendment, the European Term B Facility bore interest, at CIH’s option, at a rate equal to: (i) LIBOR, subject to a minimum rate of 0.75%, plus a margin of 2.0% (declining to 1.75% if the Company’s debt ratio is less than 4.25 to 1.0), or (ii) a base rate, subject to a minimum rate of 1.75%, plus a margin of 1.0% less than the margin applicable to the LIBOR based loans.

Pursuant to the Amendment, certain existing European Term B Facility lenders and certain new lenders funded a new $990.0 million European term loan facility (the “European Term B-1 Facility”), through the conversion of existing European Term B Facility loans into European Term B-1 Facility loans, additional amounts loaned by certain existing European Term B Facility lenders, and new term loans from the new lenders. The European Term B Facility loans that were not converted into European Term B-1 Facility loans were prepaid in full using the proceeds of the European Term B-1 Facility loans advanced by the new lenders and the additional amounts loaned by those certain lenders that converted their existing European Term B Facility loans into European Term B-1 Facility loans. The European Term B-1 Facility bears interest, at CIH’s option, at a rate equal to: (i) LIBOR plus a margin of 2.0% (declining to 1.75% if the Company’s debt ratio is less than 4.25 to 1.0), or (ii) a base rate plus a margin of 1.0% less than the margin applicable to the LIBOR based loans. All of the other terms and conditions of the European Term B-1 Facility, including term, amortization, guarantees and security are substantially the same as the European Term B Facility.

The European Term B-1 Facility will be repaid in quarterly payments of principal equal to 0.25% of the original aggregate principal amount, with the balance payable on June 7, 2020, the European Term B-1 Facility’s maturity date. The European Term B-1 Facility, in addition to the other European obligations under the 2014 Credit Agreement, is guaranteed by the Company and certain of the Company’s U.S. subsidiaries. These obligations are also secured by a pledge of (i) 100% of certain interests in certain of CIH’s subsidiaries and (ii) 100% of the ownership interests in certain of the Company’s U.S. subsidiaries and 65% of the ownership interests in certain of the Company’s foreign subsidiaries.

Certain of the Lenders, the Administrative Agent and their affiliates have performed, and may in the future perform, various commercial banking, investment banking, brokerage and advisory services for the Company and its subsidiaries for which they have received, and will receive, customary fees and expenses. Without limiting the generality of the foregoing: (i) one of the Lenders, Coöperatieve Centrale Raiffeisen-Boerenleenbank, B.A., “Rabobank Nederland,” New York Branch, is the administrative agent and a facility agent and such Lender and its affiliates are lenders under the Company’s accounts receivable securitization facility and, in addition, such Lender is the administrative agent and a facility agent and such Lender and its affiliates are lenders under another of the Company’s securitization facilities and is also a lender under credit facilities with certain of the Company’s subsidiaries, (ii) one of the Lenders, Manufacturers and Traders Trust Company (“M&T”), is the trustee (the “Trustee”) under the Indenture, dated as of April 17, 2012 (the “Base Indenture”), between the Company and M&T, as Trustee, and (a) under the Base Indenture and Supplemental Indenture No. 1 thereto, dated as of April 17, 2012, the Company has issued $600,000,000 aggregate principal amount of 6% Senior Notes due 2022, and (b) under the Base Indenture and Supplemental Indenture No. 3 and Supplemental Indenture No. 4 thereto, the Company has issued $500 million aggregate principal amount of 3.750% Senior Notes due 2021 and $1,050 million aggregate principal amount of 4.250% Senior Notes due 2023, and (iii) one of the Lenders, SunTrust Bank, is a facility agent and a lender under the Company’s accounts receivable securitization facility and another of the Company’s securitization facilities. Certain of the Lenders are lenders under certain credit facilities to a Sands family investment vehicle that, because of its relationship with members of the Sands family, is an affiliate of the Company. Such credit facilities are secured by pledges of shares of class A common stock of the Company, class B common stock of the Company, or a combination thereof and personal guarantees of certain members of the Sands’ family, including Richard Sands and Robert Sands. In addition, one of the Company’s executive officers is a member of the boards of directors of one of the Lenders and certain of its affiliates.

The foregoing description of the Amendment and the European Term B-1 Facility is a summary and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
4.1	Amendment No. 1 dated as of August 20, 2014, to the Third Amended and Restated Credit Agreement dated as of May 28, 2014, among the Company, CIH International S.à r.l., CI Cerveza S.à r.l., the Guarantors, Bank of America, N.A., as administrative agent, and the Lenders party to the Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2014	CONSTELLATION BRANDS, INC.

	By:	/s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

(4.1)	Amendment No. 1 dated as of August 20, 2014, to the Third Amended and Restated Credit Agreement dated as of May 28, 2014, among the Company, CIH International S.à r.l., CI Cerveza S.à r.l., the Guarantors, Bank of America, N.A., as administrative agent, and the Lenders party to the Amendment (filed herewith).

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

Not Applicable.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.